ANTI-FRAUD AND PERFORMANCE AGREEMENT

THIS ANTI-FRAUD AND PERFORMANCE AGREEMENT, made as of the 24th day of October, 2007 (this "Agreement"), by and among Adam Engel, an individual with an address set forth on the signature page hereto, and n/a., an individual with an address set forth on the signature page hereto (each an "Obligor" and collectively, the "Obligors"), and STAR FUNDING, INC., a New York corporation ("Star Funding").

WITNESSETH:

WHEREAS, Zevotek Inc., a Delaware corporation (the "Company"), and Star Funding intend to enter into a Supply Agreement and a Factoring Agreement, each dated as of the date hereof (each, a "Star Agreement" and, collectively, the "Star Agreements") pursuant to which Star Funding will supply certain goods to the Company ("Goods") and purchase certain accounts receivable billed to customers of the Company ("Accounts Receivable") on the basis of, and in reliance upon, the representations, warranties and covenants of the Company contained in the Star Agreements; and

WHEREAS, each Obligor is an officer and shareholder of the Company; and

WHEREAS, it is a condition precedent to the obligation of the Star Funding to enter into the Star Agreements and to provide Goods and purchase Accounts Receivable pursuant thereto that each Obligor shall have entered into this Agreement, guaranteeing the performance by the Company of the representations, warranties, covenants and other obligations of the Company under the Star Agreements;

NOW, THEREFORE, in order to induce Star Funding to enter into the Star Agreements and to provide Goods and purchase Accounts Receivable pursuant thereto, and in consideration thereof and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Obligor, it is agreed as follows:

1. Liabilities of Obligor. Each Obligor hereby jointly and severally, absolutely and unconditionally guarantees the accuracy and completeness of the Company's representations and warranties and the prompt and complete performance by the Company of the Company's covenants and obligations in the Star Agreements (including, without limitation, that all information provided by the Company to Star Funding with respect to the Company's Customers, purchase orders, Accounts Receivable and accounts payable be true and correct at all times and that all obligations and covenants of the Company with respect to the management of the Company's Accounts Receivable, accounts payable and relationship between the two be complied with in full at all times), and the prompt and complete payment and performance of all other fees, expenses and obligations of any nature that shall become due or owing to Star Funding by the Company under any Star Agreement or pursuant to any modification or amendment thereof, and the payment of any costs or expenses incurred by Star Funding in enforcing the same (the "Obligations"). This Agreement is a continuing guaranty of the Obligations for the duration of the term of the Star Agreements and any renewals or extensions thereof. Payments to be made by each Obligor hereunder may be required by Star Funding on

any number of occasions. Payment by each Obligor shall be made to Star Funding at Star Funding's office on demand as Obligations become due.

2. Non-Payment. In the event that Star Funding shall have purchased an Account Receivable from the Company which shall not have been paid in full when due at a time when the customer to which such Account Receivable was billed has not (i) ceased generally to pay its debts as they become due, or (ii) made an assignment for the benefit of creditors, or petitioned or applied to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets, or (iii) commenced any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, or (iv) had a petition or application filed or any such proceeding commenced against it, then the failure of the customer to pay such Account Receivable shall be presumed to be the result of the Company's breach of a representation, warranty, covenant or obligation in the Star Agreements with respect to the Account Receivable to which it relates.

3. Costs of Enforcement. Each Obligor shall jointly and severally pay to Star Funding forthwith upon demand, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by Star Funding in enforcing its rights under this Agreement.

4. Waiver of Right of Subrogation. Notwithstanding any payment or payments made by any Obligor hereunder, no Obligor will exercise any rights of Star Funding against the Company by way of subrogation, reimbursement or indemnity, or shall have any right of recourse to any assets or property of the Company held for the payment and performance of its Obligations, until such time as all Obligations of the Company to Star Funding are paid in full in cash and the Star Agreements are irrevocably terminated. Each Obligor agrees not to seek contribution from any other Obligor until all the Obligations shall have been paid in full. If any amount shall nevertheless be paid to any Obligor, such amount shall be held in trust for the benefit of Star Funding and shall forthwith be paid to Star Funding to be credited and applied to the Obligations, whether matured or not matured. The provisions of this Section 4 shall survive termination of this Agreement.

5. Waiver. Each Obligor hereby assents, to the extent permitted by law, to all the terms and conditions of the Obligations and waives: (a) notice of acceptance of this Agreement and all notice of the creation, extension or accrual of any Obligations; (b) presentment, demand for payment, notice of dishonor and protest; (c) notice of any other nature whatsoever; (d) any requirement of diligence or promptness on the part of Star Funding in the enforcement of any of its rights under the provisions of any of the Star Agreements; (e) any requirement that Star Funding take any action whatsoever against the Company or any other party or file any claim in the event of the bankruptcy of the Company; or (f) failure of Star Funding to protect, preserve or resort to any collateral. The waivers set forth in this section shall be effective notwithstanding the fact that the Company ceases to exist by reason of its liquidation, merger, consolidation or otherwise.

6. Consent. Each Obligor hereby consents that from time to time, and without further notice to or consent of any Obligor, Star Funding may take any or all of the following actions without affecting the liability of any Obligor: (a) extend, renew, modify, compromise,

settle or release the Obligations; (b) release or compromise any liability of any party or parties with respect to the Obligations; (c) release its security interest in the collateral or exchange, surrender or otherwise deal with the collateral as Star Funding may determine; or (d) exercise or refrain from exercising any right or remedy of Star Funding.

7. Obligations of Obligor Unconditional; Termination. The obligations of each Obligor under this Agreement shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any Obligation or any instrument or agreement evidencing the same or relating thereto or any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Obligor. The obligations of each Obligor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by complete payment or performance of the Obligations and the liabilities of each Obligor hereunder and shall be joint and several with the obligations of each other Obligor and any other party to an Anti-Fraud and Performance Agreement given to Star Funding on behalf of the Company.

8. Notices. All notices and other communications hereunder shall be deemed given when delivered or deposited in the mails, first class postage prepaid (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched) and if to a party hereto addressed as set forth beneath its name at the foot hereof unless a party shall give notice of a different address or telefax number in the manner provided herein.

9. Survival of Agreement. This Agreement shall inure to the benefit of, and be binding upon, each Obligor and Star Funding and their respective heirs, executors, administrators, successors and assigns, including any subsequent holder or holders of any Obligations, and the term "Star Funding" shall include any such holder or holders whenever the context permits.

10. Independent Obligation. Star Funding may proceed against each Obligor under this Agreement without first proceeding against the Company, against any other surety or any other person or any security held by Star Funding and without pursuing any other remedy.

11. CONSENT TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.

12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

13. JURY TRIAL WAIVER. THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

IN WITNESS WHEREOF, each Obligor has executed this Agreement as a sealed instrument as of the date first above written.

Adam J Engel
Name:

Address for Notices:
416 E 40th
NEW YORK N.Y.
Telephone Number: 212-575-0500
Telefax Number: 212-354-6385

n/a.
Name:

Address for Notices:

Telephone Number:
Telefax Number:

The foregoing Anti-Fraud and Performance Agreement is hereby confirmed and accepted as of the date hereof:

STAR FUNDING, INC.

By:
Name:
Title:

Address for Notices:
237 West 37th Street, 5th Floor
New York, New York 10018
Attn: Martin Weingarten
Telephone Number: (212) 768-9900
Telefax Number: (212) 768-9800

STATE OF NEW YORK )
): ss.:
COUNTY OF NEW YORK )

On the 24th day of October, 2007, before me personally came Adam Engel to me known, who being by me duly sworn, did depose and say that he resides at 134 Cedar St. Nutley NJ, that he has read the foregoing instrument and is fully familiar with the contents thereof; that he signed his name thereto of his own free will and volition.

Notary Public

JO ANN K. ERHARD
Notary Public, State of New York
No. 01ER6135846
Qualified in Nassau County
Commission Expires Oct. 24, 2009

STATE OF NEW YORK )
): ss.:
COUNTY OF NEW YORK )

On the ____ day of October, 2007, before me personally came n/a. to me known, who being by me duly sworn, did depose and say that he resides at ______________, that he has read the foregoing instrument and is fully familiar with the contents thereof; that he signed his name thereto of his own free will and volition.

X

Notary Public